EXHIBIT 99.1


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Ceridian Corporation, and that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of this 18th day of January, 2007.


                                    PERSHING SQUARE CAPITAL MANAGEMENT, L.P.
                                    By:  PS Management GP, LLC,
                                         its General Partner

                                    By:  /s/ William A. Ackman
                                         -----------------------------------
                                         William A. Ackman
                                         Managing Member


                                    PS MANAGEMENT GP, LLC

                                    By:  /s/ William A. Ackman
                                         -----------------------------------
                                         William A. Ackman
                                         Managing Member


                                    PERSHING SQUARE GP, LLC

                                    By:  /s/ William A. Ackman
                                         -----------------------------------
                                         William A. Ackman
                                         Managing Member


                                    /s/ William A. Ackman
                                    -----------------------------------
                                    WILLIAM A. ACKMAN